-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported)  November 20, 1996

     LEHMAN ABS CORPORATION, (as depositor under the Pooling and
Servicing Agreements, each dated as of November 1, 1995, April 1, 1996 and August 1, 1996, which form the Lehman FHA Title I Loan Trust 1995-6, Lehman FHA Title I Loan Trust 1996-2, and Lehman FHA Title I Loan 1996-3, respectively).

                           LEHMAN ABS CORPORATION
----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware                 333-3911            13-3447441
----------------------------  ---------------     ---------------
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
     of Incorporation)          File Number)      Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                  10285
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


Item 5.  Other Events.
----     ------------

Filing of Computational Materials.
---------------------------------

     Lehman FHA Title I Loan Trust 1995-6, FHA Title I Loan Asset-Backed Certificates, Class S, the Lehman FHA Title I Loan Trust 1996-2, FHA Title
I Loan Asset-Backed Certificates, Class S, and the Lehman FHA Title I Loan Trust 1996-3, FHA Title I Loan Asset-Backed Certificates, Class S (collectively, the "Certificates"), Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.




------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the related Prospectus each dated November 19, 1995, April 12, 1996 and August 28, 1996, relating to the offering of the Lehman FHA Title I Loan Trust 1995-6, FHA Title I Loan Asset-Backed Certificates, Class S, the Lehman FHA Title I Loan Trust 1996-2, FHA Title
I Loan Asset-Backed Certificates, Class S, and the Lehman FHA Title I Loan Trust 1996-3, FHA Title I Loan Asset-Backed Certificates, Class S, respectively.



Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin P. Harding
                                  --------------------------------
                                  Martin P. Harding
                                  Managing Director



Dated:  November 20, 1996


                                Exhibit Index
                               -------------

Exhibit                                           Page
-------                                           ----

99.1 The Computational Materials.                   6

                                 Exhibit 99.1
                                ------------

     In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.